                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   June 30, 2000



                        BELL ATLANTIC - NEW JERSEY, INC.
             (Exact name of registrant as specified in its charter)



New Jersey                                            1-3488                           22-1151770
(State or other jurisdiction of incorporation)       (Commission File Number)          (I.R.S. Employer Identification No.)

540 Broad Street
Newark, New Jersey                                                                     07101
(Address of principal executive offices)                                               (Zip Code)

      Registrant's telephone number, including area code:  (973) 649-9900


                                 Not applicable
         (Former name or former address, if changed since last report)

Item 5. Other Events
        ------------

        On June 30, 2000, Bell Atlantic Corporation ("Bell Atlantic"), a Delaware corporation, and GTE Corporation ("GTE"), a New York corporation, consummated a merger (the "Merger") whereby Beta Gamma Corporation ("Merger Subsidiary"), a New York corporation and a wholly-owned subsidiary of Bell Atlantic, was merged with and into GTE pursuant to an Agreement and Plan of Merger, dated as of July 27, 1998, by and among Bell Atlantic, Merger Subsidiary and GTE. As a result of the Merger, GTE has become a wholly-owned subsidiary of Bell Atlantic.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 BELL ATLANTIC - NEW JERSEY, INC.


                                 By: /s/Edwin F. Hall
                                     -----------------------------------
                                     Edwin F. Hall
                                     Chief Financial Officer



Date:  June 30, 2000